Effective immediately, the sub-sections entitled “Fees and Expenses” and “Example” beneath the main heading "Summary of Key Information" are restated in their entirety as follows:

Summary of Key Information

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Expenses have been adjusted to reflect current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 9 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.32%
Total Annual Fund Operating Expenses	2.37%	3.12%	3.12%	2.12%	3.12%	2.62%	2.37%	2.12%	2.07%
Fee Reductions and/or Expense Reimbursements1	(1.27)%	(1.27)%	(1.27)%	(1.27)%	(1.27)%	(1.27)%	(1.27)%	(1.27)%	(1.23)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.10%	1.85%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.84%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1
Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.10% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 1.85% of the fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.85% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.35% of the fund's average daily net assets annually for Class R2 shares, and 0.84% of the fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least February 28, 2017.

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Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$532	$996	$1,507	$2,906
Class B Shares assuming
redemption at end of period	$588	$1,123	$1,705	$3,150
no redemption at end of period	$188	$823	$1,505	$3,150
Class C Shares assuming
redemption at end of period	$288	$823	$1,505	$3,326
no redemption at end of period	$188	$823	$1,505	$3,326
Class I Shares	$87	$520	$1,002	$2,333
Class R1 Shares	$188	$823	$1,505	$3,326
Class R2 Shares	$137	$672	$1,257	$2,843
Class R3 Shares	$112	$596	$1,130	$2,592
Class R4 Shares	$87	$520	$1,002	$2,333
Class R5 Shares	$86	$509	$980	$2,285

Effective immediately, the sub-section entitled “Investment Adviser” beneath the main heading "Management of the Fund" is restated as follows, up to but not including the sub-heading "Disclosure of Portfolio Holdings":

Investment Adviser

MFS, located at 111 Huntington Avenue, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the period from August 1, 2014, through October 31, 2014, the fund paid MFS an effective management fee equal to 0.75% of the fund's average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.75% of the fund's average daily net assets annually up to $1 billion and 0.70% of the fund's average daily net assets annually in excess of $1 billion.

MFS has agreed in writing to reduce its management fee to 0.65% of the fund's average daily net assets annually in excess of $2.5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2017.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the period from August 1, 2014, through October 31, 2014, this management fee reduction amounted to less than 0.01% of the fund's average daily net assets.

MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.25% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 2.00% of the fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.00% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.50% of the fund's average daily net assets annually for Class R2 shares, and 0.99% of the fund's average daily net assets annually for Class R5 shares. This written agreement terminated on November 30, 2014.

Effective December 1, 2014, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.10% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 1.85% of the fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.85% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.35% of the fund's average daily net assets annually for Class R2 shares, and 0.84% of the fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least February 28, 2017.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one-year period ended October 31, 2015.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $430 billion as of December 31, 2014.

Effective January 1, 2016, the following new sub-section entitled “Special Servicing Agreement" is inserted directly after the sub-section entitled "Shareholder Servicing Agent” beneath the main heading "Management of the Fund":

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each fund which invests primarily in other funds advised by MFS ("MFS Fund-of-Funds"), and the fund, the fund pays to MFSC a portion of the transfer agent-related expenses of each MFS Fund-of-Funds that invests in the fund, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of benefits realized or expected to be realized by the fund from the investment by the MFS Fund-of-Funds.

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